July 7, 2009

MMA PRAXIS MUTUAL FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2009

NOTICE OF CLOSING OF THE MMA PRAXIS MUTUAL FUNDS
CLASS B SHARES

On August 14, 2009, Class B Shares of the MMA Praxis Intermediate Income, Core Stock, International, Value Index, Small Cap and Growth Index Funds (the “Funds”) will be closed and converted into Class A Shares of the respective Funds.  Effective July 14, 2009, Class B Shares are no longer available for purchase by new investors.  Also effective July 14, 2009, purchases of Class B Shares by existing shareholders are limited to a maximum of $6,000.

Current Class B shareholders, you may redeem your shares by contacting the Funds before August 14, 2009.  If you do not redeem your Class B Shares on or before August 14, 2009, your shares will be converted to Class A Shares at the close of business on August 14 and any existing automatic payment plans will begin to purchase Class A Shares of their respective Fund.  Existing Class B shareholders will not be charged the Class A front-end sales load for the conversion.  If you are purchasing additional shares through an automatic investment plan, beginning on August 14, 2009 you will be investing in Class A Shares and will be charged the Class A front-end sales load.  You must stop the automatic payment plan if you do not want to purchase Class A Shares, and pay the front-end sales load, after August 14, 2009.

Please retain this Supplement for future reference.